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                                    EXHIBIT 99.A

                      EXECUTIVE OFFICERS AND DIRECTORS OF
                        CITIGROUP GLOBAL MARKETS INC.

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NAME, TITLE, AND CITIZENSHIP        PRINCIPAL OCCUPATION AND BUSINESS ADDRESS
----------------------------        -----------------------------------------

Robert Druskin                      Chairman, Chief Executive Officer and President
Director and Executive Officer      Citigroup Global Markets Inc.
United States                       388 Greenwich Street
                                    New York, NY 10013

Todd S. Thomson                     Chairman & Chief Executive Officer
Director and Executive Officer      Smith Barney
United States                       388 Greenwich Street
                                    New York, NY 10013

John C. Morris                      Senior Executive Vice President
Executive Officer                   Head of Finance, Operations and Technology
United States                       Citigroup Global Markets Inc.
                                    388 Greenwich Street
                                    New York, NY 10013

Thomas G. Maheras                   Vice Chairman
Executive Officer                   Citigroup Global Markets Inc.
United States                       390 Greenwich Street
                                    New York, NY 10013

Frank Bisignano                     Chief Executive Officer
Executive Officer                   Global Transaction Services
United States                       Senior Executive Vice President
                                    Citigroup Global Markets Inc.
                                    388 Greenwich Street
                                    New York, NY 10013

William T. Bozarth                  Principal Accounting Officer & Managing Director
Executive Officer                   Citigroup Global Markets Inc.
United States                       388 Greenwich Street
                                    New York, NY 10013

Scott Freidenrich                   Treasurer
Executive Officer                   Citigroup Global Markets Inc.
United States                       388 Greenwich Street
                                    New York, NY 10013

Edward F. Greene                    General Counsel, Secretary and Senior Executive Vice President
Executive Officer                   Citigroup Global Markets Inc.
United States and United Kingdom    388 Greenwich Street
                                    New York, NY 10013
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                EXECUTIVE OFFICERS AND DIRECTORS OF CITIGROUP INC.

Set forth below are the names, titles, business addresses, principal occupations and citizenships of the Executive Officers and Directors of Citigroup Inc.

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
NAME, TITLE, AND CITIZENSHIP          PRINCIPAL OCCUPATION AND BUSINESS ADDRESS
----------------------------          -----------------------------------------
C. Michael Armstrong                  Retired Chairman
Director                              Hughes, AT&T and Comcast Corporation
United States                         1114 Avenue of the Americas
                                      New York, NY 10036

Alain J. P. Belda                     Chairman and Chief Executive Officer
Director                              Alcoa Inc.
Brazil                                390 Park Avenue
                                      New York, NY 10022

George David                          Chairman and Chief Executive Officer
Director                              United Technologies Corporation
United States                         One Financial Plaza
                                      Hartford, CT 06101

Kenneth T. Derr                       Chairman, Retired
Director                              ChevronTexaco Corporation
United States                         345 California Street
                                      San Francisco, CA 94104

John M. Deutch                        Institute Professor
Director                              Massachusetts Institute of Technology
United States                         77 Massachusetts Avenue
                                      Cambridge, MA 02139

The Honorable Gerald R. Ford          Former President of the United States of America
Honorary Director                     40365 Sand Dune Road
United States                         Rancho Mirage, CA 92270

Roberto Hernandez Ramirez             Chairman of the Board
Director                              Banco Nacional de Mexico
Mexico                                Actuario Roberto Medellin No. 800
                                      Col. Sante Fe, 01210
                                      Mexico City, Mexico

Ann Dibble Jordan                     Consultant
Director                              2940 Benton Place, NW
United States                         Washington, DC 20008-2718

Klaus Kleinfeld                       President, Chief Executive Officer and Chairman of the Managing Board
Director                              Siemens AG
Germany                               Wittesbacherplatz 2
                                      D-80333
                                      Munich, Germany

Andrew N. Liveris                     President and Chief Executive Officer
Director                              The Dow Chemical Company
Australia                             2030 Dow Center
                                      Midland, MI 48674

Dudley C. Mecum                       Managing Director
Director                              Capricorn Holdings, LLC
United States                         30 East Elm Street
                                      Greenwich, CT 06830

Anne M. Mulcahy                       Chairman and Chief Executive Officer
Director                              Xerox Corporation
United States                         800 Long Ridge Road
                                      Stamford, CT 06904

Richard D. Parsons                    Chairman and Chief Executive Officer
Director                              Time Warner Inc.
United States                         One Time Warner Center
                                      New York, NY 10019

Charles Prince                        Chief Executive Officer
Director and Executive Officer        Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043
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
Dr. Judith Rodin                      President
Director                              The Rockefeller Foundation
United States                         420 Fifth Avenue
                                      New York, NY 10018

Robert E. Rubin                       Member of the Office of the Chairman
Director and Executive Officer        Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043

Franklin A. Thomas                    Consultant
Director                              TFF Study Group
United States                         595 Madison Avenue
                                      New York, NY 10022

Sanford I. Weill                      Chairman
Director and Executive Officer        Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043

Ajay Banga                            Chief Executive Officer
Executive Officer                     Global Consumer Group-International
India                                 Citigroup Inc.
                                      399 Park Avenue
                                      New York, NY 10043

Sir Winfried F. W. Bischoff           Chairman
Executive Officer                     Citigroup Europe
United Kingdom and Germany            33 Canada Square
                                      Canary Wharf
                                      London E14 5LB
                                      United Kingdom

David C. Bushnell                     Senior Risk Officer
Executive Officer                     Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043

Michael A. Carpenter                  Chairman and Chief Executive Officer
Executive Officer                     Citigroup Global Investments
United States                         399 Park Avenue
                                      New York, NY 10043

Robert Druskin                        Chief Executive Officer and President
Executive Officer                     Citigroup Corporate & Investment Banking
United States                         388 Greenwich Street
                                      New York, NY 10013

Steven J. Freiberg                    Chief Executive Officer
Executive Officer                     Global Consumer Group-North America
United States                         Citigroup Inc.
                                      399 Park Avenue
                                      New York, NY 10043

John C. Gerspach                      Controller and Chief Accounting Officer
Executive Officer                     Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043
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
Michael S. Helfer                     General Counsel and Corporate Secretary
Executive Officer                     Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043

Lewis B. Kaden                        Vice Chairman and Chief Administrative
Executive Officer                     Officer
United States                         399 Park Avenue
                                      New York, NY 10043

Sallie L. Krawcheck                   Chief Financial Officer
Executive Officer                     Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043

Manuel Medina-Mora                    Chief Executive Officer
Executive Officer                     Banco Nacional de Mexico, S.A.
Mexico                                Act. Roberto Medellin No. 800-5
                                      Torre Sur
                                      Col. Santa Fe Pena Blanca, 01210
                                      Mexico City, Mexico

William R. Rhodes                     Senior Vice Chairman
Executive Officer                     Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043

Todd S. Thomson                       Chairman and Chief Executive Officer
Executive Officer                     Global Wealth Management Group
United States                         388 Greenwich Street
                                      New York, NY 10013

Stephen R. Volk                       Vice Chairman
Executive Officer                     Citigroup Inc.
United States                         388 Greenwich Street
                                      New York, NY 10013

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